Exhibit 99.1

Logiq Appoints Technology Visionary and Investor, Peter Bordes, to Board of Directors

New York, NY, May 9, 2023 (GLOBE NEWSWIRE) – Logiq, Inc. (OTCQX:LGIQ), a leading provider of digital consumer acquisition solutions, has appointed tech industry visionary and venture investor, Peter Bordes, to its board of directors. Following his appointment, the board consists of four directors, with two serving independently.

Bordes has been a lifelong entrepreneur with more than 30 years of executive and board experience, leading private and public companies across AdTech, media, AI, fintech and technology sectors. He also brings to Logiq years of accomplishment in venture investing focused on disruptive technology innovation driving digital transformation.

“We anticipate Peter's extensive experience as a venture investor, senior executive and board member contributing significantly to our growth strategy and M&A initiatives,” stated Logiq CEO, Brent Suen. “His focus on advancing disruptive technologies aligns with our mission and vision for Logiq.”

As an active angel investor and entrepreneur mentor, Bordes has been ranked among the nation’s Top 100 Most Influential Angel Investors. He has scaled companies from startup to fully operationalized organizations. Bordes has also been a noted thought leader across multiple industry sectors, including the performance marketing industry as a founding member and former chairman of the Performance Marketing Association.

Commented Bordes: “I’m excited to join the board of Logiq at this pivotal stage in its development, particularly as it continues to close in on a number of strategic M&A targets that have unique capabilities and IP in Adtech, direct-to-consumer and B2B sales, digital advertising, and performance marketing. Most recently this has included Park Place, a tremendously synergistic acquisition to the platform. I look forward to helping Logiq continuing to succeed in its M&A endeavors and support the significant organic growth expected in 2023.”

Peter Bordes Bio

For more than 30 years, Bordes has been an entrepreneur, CEO, board member, and venture investor focused on disruptive innovation in artificial intelligence, big data, fintech, cybersecurity, digital media and advertising, and blockchain technology.

He is the founder and managing partner of Trajectory Ventures, a venture capital platform with investments in over 100 tech innovators, and collective of operators, founders, and entrepreneurs focused on advancing technology and industry innovation, as well as Trajectory Capital, a later-stage investing platform and private equity fund.

Through Trajectory Ventures, he has led investments in multiple disruptive companies, including TripleLift, a global Adtech platform; Think-Realtime (acquired by Dealer.com), the first machine learning RTB platform for performance advertising; and, LocalMind (acquired by AirBNB), a location-based information platform providing real-time answers for destination-related queries.

He is co-founder and managing partner of TruVest, a next generation impact real estate investment, development, and technology company.

He also serves as CEO and a board member of Trajectory Alpha Acquisition (NYSE: TCOA), a special purpose acquisition corporation focused on high growth innovative technology.

As an active angel investor and entrepreneur mentor, Bordes has been ranked among the Top 100 Most Influential Angel Investors in the U.S. and social media.

He currently serves as vice chairman of Ocearch.org, a non-profit world leader in scientific data related to tracking and biological studies of keystone marine species such as great white sharks. He is also chairman of Hoo.be, a leading platform for the creator economy.

His other board directorships include:

●	GoLogiq, Inc. (OTC: GOLQ), a U.S.-based global provider of fintech and consumer data analytics.

●	Beasley Broadcast Group (Nasdaq: BBGI), a public media and digital broadcast company providing music, news, sports information and entertainment to over 19 million listeners from 63 stations across the U.S.

●	Kubient (Nasdaq: KBNT), a cloud advertising platform, where he previously served as its CEO and led the company’s IPO and listing on NASDAQ.

●	Fraud.net, a leading AI powered collective intelligence fraud prevention, risk mitigation cloud infrastructure platform for the real-time economy.

●	BeeLine, a fintech infrastructure platform transforming the mortgage and real estate finance industry with their embedded finance tools for real-time transactions.

●	Fernhill MainBloq (OTC: FERN), a modular cloud-based infrastructure platform for trading digital assets.

●	MediaJel, a transformative software platform with proprietary data tools and compliant MarTech solutions, purpose-built to serve cannabis, CBD, and regulated brands worldwide.

●	Board of Trustees for New England College.

Bordes previously founded and served as CEO and chairman of MediaTrust, the leading real-time performance marketing exchange. The company was recognized as the 9th fastest growing company in the U.S. in 2009. He also founded and served as member and chairman of the Performance Marketing Association, a non-profit trade association.

He has contributed his technology insights to a number of articles, including a CNBC article, “A.I. can ‘Augment Humanity in a Very Positive Way,’ says Family Office Investor Peter Bordes,” published on May 8.

Bordes holds a Bachelor’s degree in communication, business and media studies from New England College.

About Logiq

Logiq Inc. is a U.S.-based provider of e-commerce and digital customer acquisition solutions. It simplifies digital advertising for agencies, SMBs and enterprises by providing a data-driven, end-to-end marketing solution. The company’s digital marketing offerings include a holistic, self-serve ad tech platform. Its proprietary AI-powered solutions enable brands and agencies to advertise across thousands of the world’s leading digital and connected TV publishers. For more information, visit www.logiq.com.

Important Cautions Reading Forward-Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding the consummation of our DataLogiq segment’s proposed SPAC merger, our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, potential strategic transactions, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, and other risks described in the Company’s prior press releases and in its filings with the SEC including its Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, CEO

Logiq, Inc.

Email contact

Logiq Investor Relations:

Ron Both

CMA Investor Relations

Tel (949) 432-7566

Email contact

Logiq Media & ESG Contact:

Tim Randall

CMA Media Relations

Tel (949) 432-7572

Email contact